UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 16, 2016

Asterias Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36646	46-1047971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Dumbarton Circle
Fremont, CA 94555
 (Address of principal executive offices)

(510) 456-3800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On February 16, 2016, Asterias Biotherapeutics, Inc. ("Asterias" or the "Company"), a majority owned subsidiary of BioTime, Inc. ("BioTime"), entered into certain agreements with BioTime and its wholly owned subsidiary ES Cell International Pte Ltd (“ESI”) described below.  A summary of each of the agreements is set forth in this Item 1.01. The summaries of the agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are filed as Exhibits 10.1 and 10.2, hereto and are incorporated herein by reference.

Each agreement filed as exhibit to this Current Report on Form 8-K has been included to provide information regarding its terms and not to provide any other factual information about Asterias.  Certain of the agreements contain various customary representations and warranties, as well as customary provisions relating to confidentiality and other matters.  Any representations, warranties and covenants contained in an agreement were made only as of the date of the agreement, only for the benefit of the parties to the agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution and issuance of the agreement.  Shareholders of Asterias and other investors should not rely on any representations, warranties and covenants in the agreements. Each of the agreements filed herewith, and the transactions to be effected thereunder, were approved by the Board of Directors of Asterias, upon recommendation by an independent committee of disinterested directors.

Cross-License Agreement between Asterias, BioTime and ESI

Under the terms of a Cross-License Agreement (the “Cross-License”) entered into by Asterias, BioTime and ESI, Asterias will receive a fully-paid, non-royalty-bearing, world-wide, non-exclusive, sub-licensable license under certain BioTime patents and related patent rights and  ESI patents and related patent rights specified in the Cross-License, for all purposes in the Asterias Licensed Field during the term of the license. The Asterias Licensed Field includes all therapeutic applications of use for certain BioTime patents and ESI patents except all therapeutic applications of use involving pluripotent stem cell-derived cells of the following lineages: (a) bone and orthopedic soft tissues, including but not limited to ligament, tendon, meniscus, cartilage, and intervertebral disc; (b) vascular endothelium and perivascular cells including vascular smooth muscle and vascular pericytes; (c) adipose tissue; and (d) retinal pigment epithelium. The Asterias Licensed Field also includes all applications of use for certain other BioTime patents involving live human pluripotent stem cell-derived cell therapies directed to the neural spinal cord (excluding cartilage and bone of the spine) and the myocardium; and also live human pluripotent stem cell-derived glial cell therapies directed to the central nervous system.

Under the terms of the Cross-License, BioTime and ESI will receive a fully-paid, non-royalty-bearing, world-wide, non-exclusive, sub-licensable license in, to, and under the certain Asterias patents and related patent rights for all purposes in the BioTime/ESI Licensed Field during the term of the license. The BioTime/ESI Licensed Field includes all fields of use except any and all applications (a) to treat disorders of the nervous system, and (b) utilizing the immune system to prevent, treat, or cure cancer, and (c) involving the use of cells comprising, derived from, or manufactured using, human embryonic stem cells or human induced pluripotent stem cells for in vitro assay applications, including but not limited to drug discovery and development, drug monitoring, drug toxicology testing, and consumer products testing.

The term of the Cross-License shall expire on the expiration of the last claim within the Asterias patents rights or BioTime patent rights, as applicable, unless terminated earlier for a material breach by a party.

Share Transfer Agreement between Asterias and BioTime

BioTime and Asterias have entered into a Share Transfer Agreement ("Share Transfer Agreement") pursuant to which (a) Asterias is to transfer to BioTime the 2,100,000 shares of common stock of OrthoCyte Corporation (“OrthoCyte) and 21,925 ordinary shares of Cell Cure Neurosciences Ltd (“Cell Cure”), each a majority-owned subsidiary of BioTime, held by Asterias, and (b) BioTime is to transfer to Asterias 75,771 shares of Series A Common Stock of Asterias (“Series A Shares”) and warrants to purchase 3,150,000 Series A common stock of Asterias at an exercise price of $5.00 per share, expiring September 30, 2016 (“Warrants”) presently held by BioTime as additional consideration for the license of patents and patent rights from Asterias under the Cross License and as consideration for the transfer of the shares of OrthoCyte and Cell Cure capital stock by Asterias to BioTime.  As additional consideration, if Asterias distributes warrants to purchase Series A common stock of Asterias to Asterias' stockholders, BioTime has waived its right to receive its pro rata share of those warrants.  The value of the Series A Shares, used to determine the number of Series A Shares to be transferred to Asterias by BioTime, was determined based on the volume weighted average price of the Series A Shares on the NYSE MKT for the twenty trading days prior to the date of the Share Transfer Agreement.  The value of the Warrants was determined by application of the Black-Scholes formula.  The values of the cross-licensed patent rights and the OrthoCyte stock and Cell Cure stock being transferred by Asterias to BioTime were determined with reference to prices established by an independent valuation obtained from Lake Street Capital Markets.  The Share Transfer Agreement also provides that BioTime shall have, upon prior notice, the right to inspect, review, copy, and audit such financial books and other corporate records to the extent necessary to comply with United States generally accepted accounting principles (“GAAP”), until six years after BioTime is no longer required to consolidate Asterias' financial statements with BioTime's financial statements for financial reporting purposes in accordance with GAAP.

Item 8.01	Other Events

Sublicense Agreement between Asterias and BioTime

In addition to the Cross License described in Item 1.01, BioTime has agreed, under a separate agreement, to grant Asterias a royalty-bearing, non-exclusive sublicense of certain patent rights that BioTime licensed from University of Utah Research Foundation.  The licensed patents cover claims related to BioTime’s HyStem® hydrogel products. The sublicense pertains to (i) live human pluripotent stem cell-derived therapies directed to the neural spinal cord (excluding cartilage and bone of the spine); (ii) live human pluripotent stem cell-derived therapies directed to the myocardium; and (iii) live human pluripotent stem cell-derived glial cell therapies directed to the central nervous system.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Cross License Agreement between Asterias, BioTime and ES Cell International Pte Ltd
10.2	Share Transfer Agreement between Asterias and BioTime
99.1	Press Release, dated February 16, 2016

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including its most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTERIAS BIOTHERAPEUTICS, INC.

Date: February 18, 2016	By:	/s/ Georgia Erbez
Executive Vice President & Chief Financial Officer